UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

QUANTUM ENERGY, INC.

(Name of small business in its charter)

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Nevada	333-225892	98-0428608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3825 Rockbottom Henderson, NV 89030
(Address of principal executive offices)

Registrant's telephone number: 702-323-6455

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Quantum Energy, Inc. under the direction of the Board of Directors (the "Company"), announces that it has accepted the resignation of Timothy R. Brady as Director of the Company. Mr. Brady’s departure is based on qualifications and time commitments required by the Company. The Company maintains a good relationship with Mr. Brady.

Quantum Energy, Inc. under the direction of the Board of Directors (the "Company"), also announces that it has accepted the nominations and has appointed current Director Harry Ewert of Monroe, Michigan to the position of President and Chief Executive and William Westbrook, of Show Low Arizona as Chief Financial Officer.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1	Unanimous Consent Resolution

99.2	Consent of appointment of Harry Ewert

99.3	Consent of appointment of William Westbrook

99.4	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 11, 2020

QUANTUM ENERGY INC.

By:	/s/ William Hinz
William Hinz, Chairman and Director